Dear Shareholders:
--------------------------------------------------------------------------------

     The Lexington GNMA Income Fund ended the first half of 1997 as it began the year-with its net asset value per share at $8.12. However, the first six months of this year were anything but stable. In January and early February, the bond market basked in the glow of a rising U.S. dollar, slowing inflation, and seemingly moderate economic growth. The Fund's price edged higher, reaching $8.24 a share on February 18th. Then, news of strong business expansion circulated-first quarter GDP growth eventually was reported at a stunning 5.8% annual rate-and the Federal Reserve raised short term interest rates by one-quarter of a percent. Bond prices plummetted as did the value of the Fund. Our net asset value slumped to $7.96 a share by April 14th. We've spent the last three months gradually edging higher in price as investors are beginning to believe that strong economic growth and low inflation are not necessarily incompatible.

     While the Fund's share price bounced around during the first half of 1997, the dividends were quite stable. The payout totalled 26.3 cents per share, including 4.5 cents per share in each of the last four months. The dividend per share increased versus the second half of 1996 as the proceeds from the sale of certain GNMA-guaranteed project loans in October were reinvested in both single family GNMA mortgages and long-term U.S. Treasury bonds. We think the current dividend payout will be sustained in the second half of this year.

     The Fund is running under full sail. It is fully invested in GNMA pass-through securities and long-term U.S. Treasury bonds. Also, we have commitments to fund a number of GNMA-guaranteed construction loans with mortgage rates ranging from 7.7% to 8.25%, levels well above current market rates. In all, we are positioned to perform well in a declining interest rate environment. Bond bulls will find the Lexington GNMA Income Fund an investment compatible with their outlook.

     We look for lower interest rates and higher bond prices by year end. Despite a fifty basis point drop in yields since April, bonds still offer historically high income returns, adjusted for inflation. So far, the blazing rise in the stock market has blinded domestic investors to the excellent value offered by bonds. Traditional buyers of U.S. government bonds were sellers in the first half of 1997. To pull in foreign buyers, U.S. bonds were priced cheaply compared to those of other developed countries. Once a more normal pattern of investment flows returns, we look for U.S. interest rates to converge with those of other developed countries. Currently, U.S. government securities have a composite yield to maturity of 6.4%. This compares with an average 4.8% yield for the other G-7 nations.

     Given our positive outlook for the bond market in 1997, we are maintaining the long average maturity of the Fund's portfolio and, accordingly, the price of the Fund's shares will be quite sensitive to market fluctuations in the months ahead.

                                             Sincerely,

       /s/ Denis P. Jamison                  /s/ Robert M. DeMichele
       ----------------------                ---------------------------
       Denis P. Jamison                      Robert M. DeMichele
       Portfolio Manager                     President
       August, 1997                          August, 1997



* 7.82%, 6.66% and 8.32% are the one, five and ten year average annual standard total returns, respectively, for the period ended June 30, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997  (unaudited)



                                      Stated               Principal            Value
Coupon                               Maturity               Amount             (Note 1)
-------------------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 90.9%

10.25% ......................          8/2029             $ 1,013,526      $    1,103,791
9.50 ........................          3/2023                1,994,347         2,133,952
9.25 ........................      12/2021-8/2029           11,982,428         12,313,501
8.75 ........................      9/1998-10/2023            4,146,701          4,355,120
8.50 ........................          10/2012                 778,791            812,372
8.25 ........................      3/2001-10/2038            8,263,138          8,566,039
8.25* .......................      5/2038-10/2038            1,681,200         1,696,875
8.20 ........................       4/2012-5/2017           11,084,951         11,501,667
8.15 ........................      12/2011-9/2015           10,584,390        10,967,201
8.125 .......................      5/1/2026-6/2039           8,180,601         8,310,012
8.125* ......................       3/2036-6/2039            5,765,442          5,781,490
8.10 ........................       6/2012-7/2012            1,872,281         1,937,211
8.00 ........................      10/2012-3/2038            5,801,183          5,924,675
8.00* .......................      11/2030-3/2038            1,809,980          1,804,958
7.875 .......................      11/2030-7/2038              836,750            861,361
7.875* ......................       6/2038-7/2038            2,725,723          2,713,332
7.75 ........................          3/2032                1,008,050          1,016,871
7.70 ........................       8/2013-5/2038            3,246,647          3,252,089
7.70* .......................          5/2038               11,163,022         11,110,667
7.65 ........................      12/2012-4/2031            3,938,359          3,961,926
7.50 ........................          4/2013                1,275,600          1,289,950
7.25 ........................          8/2022                2,152,097          2,149,407
7.20 ........................          6/2014                2,962,299          2,957,648
7.00 ........................          1/2027               20,085,925         19,734,421
6.75 ........................       6/2013-8/2017              649,669            639,217
6.70 ........................          12/2014                 375,625            368,815
6.65 ........................          10/2014               1,494,049          1,462,764
5.65 ........................          7/2029                  484,272            409,936
                                                                            -------------
TOTAL GNMA CERTIFICATES (cost $126,441,675) ..............................    129,137,268
                                                                            -------------
U.S. GOVERNMENT OBLIGATIONS: 24.5%
U.S. Treasury Bills, 5.16%, due 12/11/97 .............       4,900,000          4,785,242
U.S. Treasury Bonds, 6.25%, due 08/15/23 .............      25,000,000         23,140,750
U.S. Treasury Notes, 5.875%, due 11/30/01 ............       7,000,000          6,860,980
                                                                            -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $35,280,647) ....................      34,786,972
                                                                            -------------
TOTAL INVESTMENTS: 115.4% (cost $161,722,322t)(Note 1) ..................     163,924,240
                                                                            -------------
Liabilities in excess of other assets: (15.4%) ..........................     (21,839,438)
                                                                            -------------
TOTAL NET ASSETS: 100.0% (equivalent to $8.12 per share on
   17,491,744 shares outstanding) .......................................   $ 142,084,802
                                                                            =============

* When-issued securities (Note 1)
t Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS
Investments, at value
   (cost $161,722,322) (Note 1) ............................      $ 163,924,240
Cash .......................................................          1,128,480
Receivable for shares sold .................................            241,773
Dividends and interest receivable ..........................          1,316,969
                                                                  -------------
     Total Assets ..........................................        166,611,462
                                                                  -------------

LIABILITIES
Due to Lexington Management Corporation (Note 2) ...........             69,743
Payable for investment securities purchased ................         24,050,588
Payable for shares redeemed ................................            179,903
Distributions payable ......................................            117,021
Accrued expenses ...........................................            109,405
                                                                  -------------
     Total Liabilities .....................................         24,526,660
                                                                  -------------
NET ASSETS (equivalent to $8.12 per share on
   17,491,744 shares outstanding) (Note 3) .................      $ 142,084,802
                                                                  =============
NET ASSETS consist of:
Capital stock-authorized 100,000,000 shares,
   $.01 par value per share ................................      $     174,917
Additional paid-in capital (Note 1) ........................        143,254,754
Distributions in excess of net investment income
   (Note 1) ................................................            (88,930)
Accumulated net realized loss on investments
   (Note 1) ................................................         (3,457,857)
Net unrealized appreciation of investments .................          2,201,918
                                                                  -------------
                                                                  $ 142,084,802
                                                                  =============




LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME
Interest income ................................                   $  5,128,844


EXPENSES
   Investment advisory fee (Note 2) ............ $    411,866
   Transfer agent and shareholder
     servicing expense (Note 2) ................      127,785
   Accounting expenses (Note 2) ................       47,555
   Printing and mailing expenses ...............       42,744
   Professional fees ...........................       19,228
   Custodian expense ...........................       13,828
   Registration fees ...........................       13,545
   Computer processing fees ....................        7,800
   Directors' fees and expenses ................        7,404
   Other expenses ..............................       24,143
                                                   ----------
     Total expenses ............................                        715,898
                                                                     ----------
       Net investment income ...................                      4,412,946


REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4)
   Net realized gain on investments ............                        216,693
   Net change in unrealized
     appreciation ..............................                       (145,078)
                                                                     ----------
       Net realized and
         unrealized gain .......................                         71,615
                                                                     ----------

INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .............................                   $  4,484,561
                                                                   ============

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GNMA INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                               Six months
                                                 ended             Year ended
                                              June 30, 1997       December 31,
                                               (unaudited)            1996
                                             --------------      --------------

Net investment income ..................      $   4,412,946       $   8,297,434
Net realized gain from security
   transactions ........................            216,693           1,733,533
Net change in unrealized appreciation
   of investments ......................           (145,078)         (3,035,171)
                                                -----------         -----------
     Increase in net assets
       resulting from operations .......          4,484,561           6,995,796

Distributions to shareholders from
   net investment income ...............         (4,511,166)         (8,115,172)

Increase in net assets from capital
   share  transactions (Note 3) ........          8,334,283           4,215,069
                                                -----------         -----------
   Net increase in net assets ..........          8,307,678           3,095,693


Net Assets:
   Beginning of period .................        133,777,124         130,681,431
                                                -----------         -----------
   End of period (including
     distributions in excess of net
     investment income of
     $88,930 and undistributed
     net investment income of
     $9,290, respectively) .............       $142,084,802        $133,777,124
                                               ============        ============


  The Notes to Financial Statements are an integral part of these statements.




LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996

1.  SIGNIFICANT ACCOUNTING  POLICIES

     Lexington GNMA Income Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund' management in good faith under the direction of the Fund's Board of Directors. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     WHEN-ISSUED SECURITIES The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed-generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income are normally declared and paid monthly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON GNMA INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY FEE AND OTHER
     TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.60% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.40% of average daily net assets in excess of $800 million. In accordance with the investment advisory agreement, LMC is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% thereafter. No reimbursement was required for the six months ended June 30, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $105,410, which are incurred by the Fund, but paid by LMC.

3.  Capital Stock

Transactions in capital stock were as follows:


                               Six months ended
                                 June 30, 1997                    Year ended
                                  (unaudited)                  December 31, 1996
                             ----------------------        -------------------------
                             Shares          Amount          Shares         Amount
                             -------         ------          ------         ------
Shares sold ..........      2,421,631    $ 19,654,933       4,079,533    $ 33,104,861
Shares issued on
   reinvestment
   of dividends ......        441,137       3,562,764         753,267       6,088,504
                         ------------    ------------    ------------    ------------
                            2,862,768      23,217,697       4,832,800      39,193,365
Shares redeemed ......     (1,838,421)    (14,883,414)     (4,312,315)    (34,978,296)
                         ------------    ------------    ------------    ------------
Net increase .........      1,024,347    $  8,334,283         520,485    $  4,215,069


4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, excluding short-term securities, were $84,025,993 and $68,163,138, respectively.

At June 30, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,744,011 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $542,093.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                     Six months
                                                        ended
                                                    June 30, 1997                    Year ended December 31,
                                                    -------------      ------------------------------------------------------
                                                     (unaudited)         1996            1995            1994            1993
                                                     -----------         ----            ----            ----            ----
Net asset value, beginning of period .........       $  8.12           $ 8.19          $ 7.60          $ 8.32          $ 8.26
                                                     -------           ------          ------          ------          ------
Income from investment operations:
   Net investment income .....................          0.26             0.53            0.58            0.55            0.59
   Net realized and unrealized gain
       (loss) on investments .................           --             (0.08)           0.59           (0.72)           0.06
                                                     -------           ------          ------          ------          ------
Total income (loss) from investment operations          0.26             0.45            1.17           (0.17)           0.65
                                                     -------           ------          ------          ------          ------
Less distributions:
   Distributions from net investment income ..         (0.26)           (0.52)          (0.58)          (0.55)          (0.59)
                                                     -------           ------          ------          ------          ------
Net asset value, end of period ...............        $ 8.12           $ 8.12          $ 8.19          $ 7.60          $ 8.32
                                                      ======           ======          ======          ======          ======

Total return .................................          6.77%*           5.71%          15.91%          (2.07%)          8.06%
Ratio to average net assets:
   Expenses ..................................          1.04%*           1.05%           1.01%           0.98%           1.02%
   Net investment income .....................          6.43%*           6.56%           7.10%           6.90%           6.96%
Portfolio turnover ...........................         86.44%*         128.76%          30.69%          37.15%          52.34%
Net assets at end of period (000's omitted) ..     $ 142,085        $ 133,777       $ 130,681       $ 132,108       $ 149,961

*Annualized

LEXINGTON
INVESTOR SERVICES

As a Lexington shareholder, you should be aware of the many services available to you.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.
                               ------------------

FREE TELEPHONE EXCHANGE -- Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.
                               ------------------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.
                               ------------------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                               ------------------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                               ------------------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES


LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. Lexington Global Fund, Inc.- Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States. Lexington International Fund, Inc. - Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.


For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0057. Read the prospectus carefully before you invest or send money.

LEXINGTON
GNMA INCOME FUND, INC.


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



--------------------------------------------------------------------------------
ALL SHAREHOLDER REQUESTS FOR SERVICES OF
ANY KIND SHOULD BE SENT TO:

TRANSFER AGENT
----------------------------------------
STATE STREET BANK AND
TRUST COMPANY
c/o National Financial Data Services
1004 Baltimore
Kansas City, Missouri 64105

OR CALL TOLL FREE:
SERVICE AND SALES: 1-800-526-0056
24 HOUR ACCOUNT INFORMATION:
1-800-526-0052
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington GNMA Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.




--------------------------------------------------------------------------------
                                    LEXINGTON
--------------------------------------------------------------------------------



================================================================================
                                    LEXINGTON
                                      GNMA
                                     INCOME
                                   FUND, INC.
                            -------------------------
                           An investment primarily in
                              mortgage-backed GNMA
                        Certificates that are guaranteed
                           as to the timely payment of
                          principal and interest by the
                            United States Government.
                            -------------------------
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997
                               The Lexington Group
                                   of No Load
                              Investment Companies
================================================================================